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                                                                 Exhibit 10.13.9

                             THIRD AMENDMENT TO THE
                 ALBERTSON'S, INC. EXECUTIVE PENSION MAKEUP PLAN

     WHEREAS, Albertson's, Inc. maintains the Albertson's, Inc. Executive Pension MakeUp Plan (the "Plan") which was amended and restated effective December 1, 2002, and was further amended;

     WHEREAS, the Albertson's Salaried Employees' Pension Plan was merged with and into the Albertson's Employees' Corporate Pension Plan, effective December 31, 2004;

     WHEREAS, the Board of Directors of Albertson's, Inc. has delegated the authority to amend the Plan to its Management Development/Compensation Committee;

     NOW, THEREFORE, the following amendments to the Plan are hereby adopted effective as of the adoption date of this Amendment (unless another effective date is expressly specified)

     1. A new Section 3.06 is hereby added to the Plan, immediately following
Section 3.05, to read as follows:

          3.06 Cessation of Benefit Accruals. Effective as of May 28, 2006 ("Cessation Date"), notwithstanding any other provision of the Plan, (i) no person shall become eligible to participate in the Plan on or after the Cessation Date, and (ii) all benefit accruals under the Plan shall cease. In furtherance of the foregoing, no compensation earned after the Cessation Date shall be taken into account for purposes of calculating a benefit under the Plan, and no service on or after the Cessation Date shall be counted as credited service under the Plan. Each Participant's Accrued Benefit under the Plan shall become fully vested as of the Cessation Date.

     2. Except as provided herein, the Plan shall remain in full force and effect.

     EXECUTED this 11th day of May, 2006.

                                        ALBERTSON'S, INC.


                                        By: John R. Sims
                                            ------------------------------------
                                        Its: Executive Vice President &
                                             General Counsel